                                                                     EXHIBIT 3.2

                                              EFFECTIVE
                                           OCTOBER 1, 1998



                           MARVEL ENTERPRISES, INC.

                                    BY-LAWS

                           (as restated and amended)

                               TABLE OF CONTENTS
                               -----------------

                                                                            PAGE
                                                                            ----
ARTICLE 1.  OFFICES.........................................................   1
     Section 1.1.   Registered Office.......................................   1
     Section 1.2.   Other Offices...........................................   1

ARTICLE 2.  MEETINGS OF STOCKHOLDERS........................................   1
     Section 2.1.   Place of Meetings.......................................   1
     Section 2.2.   Annual Meetings.........................................   1
     Section 2.3.   Special Meetings........................................   2
     Section 2.4.   Notice of Meetings......................................   2
     Section 2.5.   Quorum..................................................   2
     Section 2.6.   Notice of Stockholder Business and
                    Nominations.............................................   4
     Section 2.7.   Organization............................................   6
     Section 2.8.   Voting..................................................   6
     Section 2.9.   No Stockholder Action by Written Consent................   8
     Section 2.10.  Inspectors..............................................   8
     Section 2.11.  List of Stockholders....................................   8

ARTICLE 3.  BOARD OF DIRECTORS..............................................   9
     Section 3.1.   Number of Directors.....................................   9
     Section 3.2.   General Powers..........................................   9
     Section 3.3.   Election of Directors . . . . . . . . . ................  11
     Section 3.4.   Tenure and Qualifications...............................  11
     Section 3.5.   Quorum and Manner of Acting.............................  11
     Section 3.6.   Action by Communications Equipment......................  11
     Section 3.7.   Offices, Place of Meeting and Records...................  11
     Section 3.8.   Annual Meeting..........................................  12
     Section 3.9.   Regular Meetings........................................  12
     Section 3.10.  Special Meetings; Notice................................  12
     Section 3.11.  Organization............................................  12
     Section 3.12.  Order of Business.......................................  13
     Section 3.13.  Removal of Directors....................................  13
     Section 3.14.  Resignation.............................................  13
     Section 3.15.  Vacancies...............................................  13
     Section 3.16.  Compensation............................................  14
     Section 3.17.  Interested Directors....................................  14

ARTICLE 4.  ACTION BY CONSENT...............................................  14
     Section 4.1.   Consent by Directors....................................  14
     Section 4.2.   Consent by Stockholders.................................  15

ARTICLE 5.  OFFICERS........................................................  15
     Section 5.1.   Number..................................................  15
     Section 5.2.   Election, Qualifications and
                    Term of Office..........................................  15
     Section 5.3.   Removal.................................................  15
     Section 5.4.   Resignation.............................................  15

     Section 5.5.   Vacancies...............................................  16
     Section 5.6.   Chairman of the Board...................................  16
     Section 5.7.   Chief Executive Officer.................................  16
     Section 5.8.   President...............................................  16
     Section 5.9.   Chief Financial Officer.................................  16
     Section 5.10.  Treasurer...............................................  17
     Section 5.11.  Secretary...............................................  17
     Section 5.12.  Other Officers..........................................  17
     Section 5.13.  Salaries................................................  18

ARTICLE 6.  INDEMNIFICATION, ETC............................................  18
     Section 6.1.   Indemnification and Advances of Expenses................  18
     Section 6.2.   Employees and Agents....................................  19
     Section 6.3.   Repeal or Modification..................................  19
     Section 6.4.   Other Indemnification...................................  19

ARTICLE 7.  CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC...................  20
     Section 7.1.   Execution of Contracts..................................  20
     Section 7.2.   Loans...................................................  20
     Section 7.3.   Checks, Drafts, etc.....................................  20
     Section 7.4.   Deposits................................................  21
     Section 7.5.   Proxies in Respect of Securities of
                    Other Corporations......................................  21

ARTICLE 8.  BOOKS AND RECORDS...............................................  21
     Section 8.1.   Place...................................................  21
     Section 8.2.   Addresses of Stockholders...............................  21
     Section 8.3.   Record Dates............................................  22
     Section 8.4.   Audit of Books and Accounts.............................  22

ARTICLE 9.  SHARES AND THEIR TRANSFER.......................................  22
     Section 9.1.   Certificates of Stock...................................  22
     Section 9.2.   Record..................................................  23
     Section 9.3.   Transfer of Stock.......................................  23
     Section 9.4.   Transfer Agent and Registrar; Regulations...............  23
     Section 9.5.   Lost, Destroyed or Mutilated Certificates...............  23

ARTICLE 10. SEAL............................................................  24

ARTICLE 11. FISCAL YEAR.....................................................  24

ARTICLE 12. NOTICE..........................................................  24
     Section 12.1.  Delivery of Notices.....................................  24
     Section 12.2.  Waivers of Notice.......................................  25

ARTICLE 13. AMENDMENTS......................................................  25
     Section 13.1.  By-Laws.................................................  25

ARTICLE 14. DIVIDENDS.......................................................  25

                           MARVEL ENTERPRISES, INC.
                                    By-Laws
                           (as restated and amended)



                                  ARTICLE 1.

                                    OFFICES
                                    -------

          Section 1.1.   Registered Office.  The registered office and
                         -----------------
registered agent of the Corporation in the State of Delaware shall be as set forth in the Corporation's Certificate of Incorporation.

          Section 1.2.   Other Offices.  The Corporation may also have an office
                         -------------
at such other place or places either within or without the State of Delaware from time to time as the Board of Directors may determine or the business of the Corporation may require.


                                  ARTICLE 2.

                           MEETINGS OF STOCKHOLDERS
                           ------------------------

          Section 2.1.   Place of Meetings.  All meetings of the stockholders of
                         -----------------
the Corporation shall be held at such place either within or without the State of Delaware as may be designated from time to time by the Board of Directors.

          Section 2.2.   Annual Meetings.
                         ---------------

          (a) The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place either within or without the State of Delaware, as may be designated by the Board of Directors from time to time.

          (b) In respect of the annual meeting for any particular year the Board of Directors may, by resolution fix a different day, time or place (either within or without the State of Delaware) for the annual meeting.

          (c) If the election of directors shall not be held on the day fixed by the Board for any annual meeting, or on the day of any adjourned session thereof, the Board of Directors shall cause the election to be held at a special meeting as soon thereafter as conveniently may be. At such special meeting, the stockholders may elect the directors and transact such other business properly before the meeting with the same force and effect as at an annual meeting duly called and held.

          Section 2.3.   Special Meetings.  A special meeting of the
                         ----------------
stockholders for any purpose or purposes may be called at any time or from time to time by the Chief Executive Officer or Chairman of the Board, and shall be called at any time or from time to time at the request in writing of a majority of the total number of directors in office. A special meeting shall also be called by the Chief Executive Officer or the Secretary upon the written request of not less than 15% in interest of the Stockholders entitled to vote thereat. At any special meeting, no business shall be transacted and no corporate action shall be taken other than as stated in the notice of the meeting.

          Section 2.4.   Notice of Meetings.
                         ------------------

          (a) Except as otherwise required by law or the Certificate of Incorporation, written notice of each annual or special meeting of the stockholders shall be given to each stockholder of record entitled to vote at such meeting not less than ten days nor more than sixty days before the date of such meeting. Every such notice shall state the date, time and place of the meeting and, in case of a special meeting, shall state briefly the purposes thereof.

          (b) Attendance of a stockholder at a meeting, in person or by proxy, shall constitute a waiver of notice of such meeting, except when such stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the grounds that the meeting is not lawfully called or convened. Notice of any adjourned meeting of the stockholders shall not be required to be given except by announcement at the meeting so adjourned or when expressly required by law.


          Section 2.5.   Quorum.
                         ------

          (a) At each meeting of the stockholders, except where otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of record of a majority in voting power of the issued and outstanding shares of stock of the Corporation entitled to vote at such meeting, present in person or represented by proxy, shall be required to constitute a quorum for the transaction of business. Where a separate vote by class or classes or one or more series of a class or classes of stock is required by law or the Certificate of Incorporation for any matter, the holders of a majority in voting power of the issued and outstanding shares of each such class or classes or one or more series of a class or classes entitled to vote, present in person or represented by proxy, shall be required to constitute a quorum with respect to a vote on that matter, except that where the unanimous affirmative vote or written consent of all of the holders of the outstanding shares of a class or classes of stock is required by the Certificate of Incorporation with respect to any matter, all of the holders of the outstanding shares of such class or classes entitled to vote, present in person or by proxy, shall be required to constitute a quorum with respect to a vote on that matter. For purposes of these By-Laws, the term "total voting power" shall mean, (a) in the case of matters which do not require a separate vote by class or classes or one or more series of a class or classes of stock, the aggregate number of votes which all of the shares of stock, excluding the votes of shares of stock having such entitlement only upon the happening of a contingency, would be entitled to cast in the election of directors to the Board of Directors, if all such shares of stock were present at a meeting of the Corporation's stockholders for the purpose of the election of directors, and (b) in the case of matters which do require a separate vote by class or classes or one or more series of a class or classes of stock, the aggregate number of votes which all of the shares of such class or classes or one or more series of a class or classes of stock, excluding the votes of shares of stock having such entitlement only upon the happening of a contingency, would be entitled to cast on any such matter, if all of the shares of such class or classes or one or more series of a class or classes of stock were present and voted at a meeting of the Corporation's stockholders for the purpose of stockholder action on such matter.

          (b) In the absence of a quorum at any annual or special meeting of stockholders, a majority in total voting power of the shares of stock entitled to vote, or in the case of matters requiring a separate vote by any class or classes or one or more series of a class or classes of stock, a majority in total voting power of the shares of each such class or classes or one or more series of a class or classes entitled to vote, present in person or represented by proxy or, in the absence of all such stockholders, any person entitled to preside at or act as secretary of such meeting, shall have the power to adjourn the meeting from time to time, if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 2.6.   Notice of Stockholder Business and Nominations.
                         ----------------------------------------------

          (a) Annual Meetings of Stockholders. (i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (A) pursuant to the Corporation's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

          (ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (A) as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (y) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

          (iii)  Notwithstanding anything in the second sentence of paragraph
(a)(ii) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

          (b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be),for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (a)(ii) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

          (c) General. (i) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.

          (ii) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          (iii) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or
(ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

          Section 2.7.   Organization.  At each meeting of the stockholders, the
                         ------------
Chairman of the Board or in his absence, the Chief Executive Officer, or in his absence, the President or any other officer designated by the Board, shall act as chairman of and preside over the meeting, and the Secretary or an Assistant Secretary of the Corporation, or any other person whom the chairman of such meeting shall appoint, shall act as secretary of the meeting and keep the minutes thereof.

          Section 2.8.   Voting.
                         ------

          (a) Except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, at every meeting of the stockholders or in the case of any written consent of stockholders, and for all other purposes, each holder of record of shares of Common Stock on the relevant record date shall be entitled to one (1) vote for each share of Common Stock standing in such person's name on the stock transfer records of the

Corporation. If no such record date shall have been fixed by the Board, then the record date shall be as fixed by applicable law.

          (b) Persons holding a share or shares of stock in a fiduciary capacity shall be entitled to vote the share or shares so held and to consent in writing with respect to such share or shares. If shares of stock stand of record in the names of two or more persons, or if two or more persons have the same fiduciary relationship respecting the same shares of stock, such persons may designate in writing one or more of their number to represent such stock and vote the shares so held, unless there is a provision to the contrary in the instrument or order, if any, defining their powers and duties, appointing them, or creating their relationship, and a copy of such instrument or order is furnished to the Secretary of the Corporation along with written notice to the contrary.

          (c) Persons whose stock is pledged shall be entitled to vote the pledged shares, unless in the transfer by the pledgor on the books of the Corporation the pledgor has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent such stock and vote thereon.

          (d) Any stockholder entitled to vote may do so in person or by his proxy appointed by an instrument in writing subscribed by such stockholder or by his attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted after three years from its date, unless said proxy provides for a longer period. The provisions of this subsection 2.8(d) are not intended to and do not limit the manner in which a stockholder may authorize another person or persons to act for him as proxy.

          (e) At all meetings of the stockholders at which a quorum is present, except as otherwise provided by law or by the Certificate of Incorporation or these By-Laws, all matters shall be decided by the affirmative vote of the holders of a majority in voting power of the shares entitled to vote thereon and present in person or represented by proxy at such meeting, voting as a single class. Except as otherwise provided by the Certificate of Incorporation, where a separate vote by class or classes or one or more series of a class or classes of stock is required for any matter, such matters shall be decided by the affirmative vote of the holders of a majority in voting power of the shares of each such class or classes or one or more series of a class or classes entitled to vote thereon and present in person or represented by proxy at such meeting, a quorum being present. Except as otherwise provided by the Certificate of Incorporation or these By-Laws, directors shall be elected by the affirmative vote of a plurality in voting power of the shares present in person or represented by proxy and entitled to vote for the election of directors at a meeting at which a quorum is present.

          Section 2.9.   No Stockholder Action by Written Consent. Subject to
                         ----------------------------------------
the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholder.

          Section 2.10.  Inspectors.  The Corporation shall, in advance of any
                         ----------
meeting of the stockholders, appoint one or more inspector to act at the meeting of the stockholders and make a written report thereof. Such inspectors, among other things, shall accept and count the votes for and against the matters presented for a vote, make a written report of the results of such votes, and subscribe and deliver to the secretary of the meeting a certificate stating the number of shares of stock issued and outstanding and entitled to vote thereon and the number of shares voted for and against the questions presented. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. The inspectors need not be stockholders of the Corporation, and any director or officer of the Corporation may be an inspector on any matter subject to a vote other than a vote for or against his election to any position or office on or with the Board or the Corporation or on any other matter subject to a vote in which he may be directly interested. Before entering upon the discharge of any of his duties as such, each inspector shall subscribe an oath faithfully to execute the duties of an inspector with strict impartiality and according to the best of his ability.

          Section 2.11.  List of Stockholders.
                         --------------------

          (a) It shall be the duty of the Secretary or other officer of the Corporation who shall have charge of its stock ledger to prepare and make, or cause to be prepared and made, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote thereat, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open during ordinary business hours to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held.

          (b) Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

          (c) The stock ledger shall be the conclusive evidence as to who are the stockholders entitled to examine the stock ledger, and the list of stockholders required by this Section 2.11, or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.



                                  ARTICLE 3.

                              BOARD OF DIRECTORS
                              ------------------

          Section 3.1.   Number of Directors.  The number of Directors which
                         -------------------
shall constitute the entire Board of Directors shall be eleven (11).

          Section 3.2.   General Powers.
                         --------------

          (a) Except as otherwise provided in the Certificate of Incorporation, the business, property, policies, and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          (b) Compensation and Nominating, Audit, Finance and Other Committees. The Board of Directors may, by resolution adopted by a majority of the Board (i) designate a Compensation and Nominating Committee to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, the power to review and recommend to the Board the compensation and benefit arrangements for the officers of the Corporation, the administering of the stock option plans and executive compensation programs of the Corporation, including bonus and incentive plans applicable to officers and key employees of the Corporation and to recommend to the Board nominees for election as Directors, (ii) designate an Audit Committee to exercise, subject to applicable provisions of laws, the functions regularly administered by committees of such type including, without limitation, (A) to review the professional services and independence of the Corporation's independent auditors and the scope of the annual external audit as recommended by the independent auditors, (B) to ensure that the scope of the annual external audit by the independent auditors of the Corporation is sufficiently comprehensive, (C) to review, in consultation with the independent auditors and the internal auditors, the plan and results of the annual external audit, the adequacy of the Corporation's internal control systems and the results of the Corporation's internal audits, (D) to review with management and the independent auditors, the Corporation's annual financial statements, financial reporting practices and the results of each external audit, and (E) to consider the qualification of the

Corporation's independent auditors, to make recommendations to the Board as to their selection and to review the relationship between such independent auditors and management, (iii) designate a Finance Committee to exercise, subject to applicable provisions of law, the functions regularly administered by committees of such type including, without limitation, to make recommendations to the Board with respect to the Corporation's credit arrangements, the issuance of equity and long term debt instruments and other financial matters, and(iv) by resolution similarly adopted, designate one or more other committees. The Compensation and Nominating Committee, the Audit Committee, the Finance Committee and each such other committee shall consist of five or more directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, other than the Compensation and Nominating Committee, Audit Committee and Finance Committee (the powers of which are expressly provided for herein), may to the extent permitted by law exercise such powers and shall have such responsibilities as shall be specified in the designating resolution. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Under no circumstances may the committee members, in their capacities as such, appoint another director to act in the place of such absent or disqualified member. In the event that, and for so long as, there are no duly appointed members, no duly designated alternate members, and no duly appointed replacement members of one (1) or more committees of the Board, the powers and authority that otherwise would be delegated to and exercised by such committee shall be reserved to and exercised by the Board.

     A majority of any committee may determine its action and fix the time and place of its meetings, unless the Board shall otherwise provide. Notice of such meetings shall be given to each member of the committee in the manner provided for in Section 3.10 of these By-Laws. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

     Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.
Any such committee shall fix its own rules of procedure, subject to the approval of the Board and the provisions of the Certificate of Incorporation and of these By Laws.

          Section 3.3.   Election of Directors.  Except as otherwise provided in
                         ---------------------
the Certificate of Incorporation, the directors shall be elected by the stockholders at the annual meeting of stockholders.

          Section 3.4.   Tenure and Qualifications.  A director need not be a
                         -------------------------
stockholder. Each director shall hold office until the annual meeting of the Stockholders next following his election and until his successor shall have been elected and qualified, or until his death, or until he shall resign, or until he shall have been removed or disqualified.

          Section 3.5.   Quorum and Manner of Acting.
                         ---------------------------

          (a) Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, a majority of the whole Board shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and the affirmative vote of a majority of the directors present at any meeting of the Board at which a quorum is present shall be required for the taking of any action by the Board. Except as otherwise provided by law, the Certificate of Incorporation, or By-Laws, a majority of the total number of members of any committee of the Board shall be required to constitute a quorum for the transaction of business at any meeting of such committee, and the affirmative vote of a majority of the members of any committee of the Board present at any meeting of such committee at which a quorum is present shall be required for the taking of any action by such committee.

          (b) In the absence of a quorum at any meeting of the Board of Directors or of any committee of the Board, such meeting need not be held; or a majority of the directors or committee members, as the case may be, present thereat or, if no director or committee member be present, the Secretary, may adjourn such meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given except by announcement at the meeting at which the adjournment is taken.

          Section 3.6.   Action by Communications Equipment.  The directors may
                         ----------------------------------
participate in a meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

          Section 3.7.   Offices, Place of Meeting and Records. The Board and
                         -------------------------------------
any committee of the Board may hold meetings and have an office or offices at such place or places within or without the State of Delaware as the Board or such committee, as the case may be, may from time to time determine. The place of meeting shall be as from time to time designated by the Board or such committee, as the case may be, or as specified or fixed in the respective notices or waivers of notice thereof, except where no notice of such meeting is required, and except as otherwise provided by law, by the Certificate of Incorporation or these By-Laws.

          Section 3.8.   Annual Meeting.  The Board shall meet for the purpose
                         --------------
of organization, the election of principal officers and the transaction of other business, if a quorum be present, immediately following each annual election of directors by the stockholders; or the time and place of such meeting may be fixed by a majority of the total number of directors in office.

          Section 3.9.   Regular Meetings.  Regular meetings of the Board and
                         ----------------
committees of the Board shall be held at such places and at such times as the Board or such committee, as the case may be, shall from time to time determine. Notice of regular meetings need not be given.

          Section 3.10.  Special Meetings; Notice.  Special meetings of the
                         ------------------------
Board of Directors shall be held whenever called by the Chief Executive Officer or Chairman of the Board or by a majority of the total number of directors in office. Special meetings of committees of the Board shall be held whenever called by the Chief Executive Officer or Chairman of the Board, a majority of the total number of directors in office or a majority of the members of such committee. Notice of each such meeting shall be mailed to each director or committee member, as the case may be, addressed to him at his usual place of business at least ten days before the day on which the meeting is to be held, or shall be sent to him at such place of business by facsimile transmission or other available means, or delivered personally or by telephone not later than 24 hours before the day on which the meeting is to be held. Each such notice shall state the time and place of the meeting and the purpose thereof. Notice of any such meeting need not be given to any director or committee member, as the case may be, however, if waived by him in writing, whether before or after such meeting shall be held, or if he shall be present at such meeting other than for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          Section 3.11.  Organization.  At each meeting of the Board of
                         ------------
Directors, the Chairman of the Board or, in his absence, a director chosen by a majority of the directors present shall act as chairman of and preside over the meeting. At each meeting of any committee of the Board, the Chairman of the Board, if he be a member of such committee, or in his absence, the member of such committee designated as chairman of such committee by the Board, or in the absence of such designation or such designated chairman, a member of such committee chosen by a majority of the members of such committee present, shall act as chairman of and preside over the meeting. The Secretary or, in his absence an Assistant Secretary or, in the absence of the Secretary and all Assistant Secretaries, a person whom the chairman of such meeting shall appoint, shall act as secretary of such meeting and keep the minutes thereof.

          Section 3.12.  Order of Business.  At all meetings of the Board of
                         -----------------
Directors and committees of the Board, business shall be transacted in the order determined by the chairman of such meeting.

          Section 3.13.  Removal of Directors.  Except as otherwise provided by
                         --------------------
law, the Certificate of Incorporation or these By-Laws, any director or the entire Board may be removed, either with or without cause, at any time and from time to time, by the affirmative vote or written consent of a majority in voting power of the shares of the capital stock of the Corporation then entitled to vote for the election of directors of the Corporation.

          Section 3.14.  Resignation.  Any director of the Corporation may
                         -----------
resign at any time by giving written notice of his resignation to the Board, the Chief Executive Officer, President or Chairman of the Board, or the Secretary of the Corporation. Such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 3.15.  Vacancies.  Except as otherwise provided in the
                         ---------
Certificate of Incorporation, vacancies on the Board, caused by death, resignation, removal, disqualification, or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled by a majority action of the remaining directors then in office, though less than a quorum, or by election upon the vote of the stockholders of the Corporation at the next annual meeting or any special meeting called for such purpose or upon action of the stockholders of the Corporation taken by written consent, and each director so elected to fill any such vacancy or newly created directorship shall hold office until the next annual election of directors and until his successor shall be duly elected and qualified or until his death or until he shall resign or until he shall have been removed or disqualified.

          Section 3.16.  Compensation.  Each director, in consideration of his
                         ------------
serving as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at directors' meetings, or both, as the Board shall from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

          Section 3.17.  Interested Directors.  No contract or transaction
                         --------------------
between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, that is otherwise duly authorized in accordance with the provisions of the Certificate of Incorporation, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the dis interested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.


                                  ARTICLE 4.

                               ACTION BY CONSENT
                               -----------------

          Section 4.1.   Consent by Directors.  Unless otherwise provided in the
                         --------------------
Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent or consents is filed with the minutes of the proceedings of the Board or such committee.

          Section 4.2.   Consent by Stockholders.  Any action required or
                         -----------------------
permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote upon the delivery to the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware, as the same now exists or may hereafter be amended, or the provisions of a successor statute ("Section 228"), of a written consent or written consents of the holders of outstanding shares of stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing, and any certificate required to be filed with the office of the Secretary of State of the State of Delaware with respect to such matter shall state that written consent has been given in accordance with Section 228 and that such written notice has been given.


                                  ARTICLE 5.

                                   OFFICERS
                                   --------

          Section 5.1.   Number.  The principal officers of the Corporation
                         ------
shall be a Chairman of the Board, Chief Executive officer, a President, a Chief Financial Officer, a Treasurer and a Secretary. In addition, there may be such other or subordinate officers, agents and employees as may be appointed in accordance with the provisions of Section 5.12. Any two or more offices may be held by the same person, except that the office of Secretary shall be held by a person other than the person holding the office of President.

          Section 5.2.   Election, Qualifications and Term of Office.  Each
                         -------------------------------------------
officer of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.12, shall be elected annually by the Board of Directors and shall hold office until his successor shall have been duly elected and qualified, or until his death, or until he shall have resigned or shall have been removed.

          Section 5.3.   Removal.  Any officer may be removed, either with or
                         -------
without cause, by the action of the Board of Directors.

          Section 5.4.   Resignation.  Any officer may resign at any time by
                         -----------
giving written notice to the Board of Directors, or the Chairman of the Board, the Chief Executive Officer, the President or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 5.5.   Vacancies.  A vacancy in any office under this Article
                         ---------
Five because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in this Article Five for regular election or appointment to such office.

          Section 5.6.   Chairman of the Board.  The directors may elect one of
                         ---------------------
their members to be Chairman of the Board. The Chairman of the Board, as such, shall be subject to the control of and may be removed by the Board. The Chairman of the Board shall be a director and shall preside at all meetings of the Board and stockholders. The Chairman of the Board shall have general executive powers and such specific powers and duties as from time to time may be conferred or assigned by the Board.

          Section 5.7.   Chief Executive Officer.  Subject to the direction of
                         -----------------------
the Board or the Chairman of the Board, the Chief Executive Officer shall be the chief executive officer of the Corporation, shall have general charge and supervision of the business of the Corporation and shall exercise chief executive powers and such specific powers and shall perform such duties as from time to time may be conferred upon or assigned to him by the Board, the Chairman of the Board or any committee thereof designated by it to so act. In the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the Board and the stockholders.

          Section 5.8.   President.  The President shall have general executive
                         ---------
powers and such specific powers and shall perform such duties as from time to time may be conferred upon or assigned to him by the Board, the Chairman of the Board, the Chief Executive Officer, or any committee of the Board designated by it to so act.

          Section 5.9.   Chief Financial Officer.  The Chief Financial Officer
                         -----------------------
shall maintain or cause to be maintained adequate records of all assets, liabilities, and transactions of the Corporation and adequate internal accounting controls; shall prepare or cause to be prepared such financial statements or reports on the Corporation's results of operations or financial condition as required by law or directed by the Board; shall insure that adequate audits thereof are currently and regularly made; and shall, in consultation with the Chief Executive Officer or the Chairman of the Board, undertake measures and implement procedures designed to facilitate or further the foregoing. His duties and powers shall, so far as the Chief Executive Officer or the Chairman of the Board may deem practicable, extend to all subsidiary corporations.

          Section 5.10.  Treasurer.  The Treasurer shall have charge and custody
                         ---------
of, and be responsible for, all funds and securities of the Corporation, and shall deposit all such funds to the credit of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of these By-Laws. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, making proper vouchers for such disbursements, and shall render to the Board or the committee of the Board to which he reports or the stockholders, whenever the Board may require him so to do, a statement of all his transactions as Treasurer and of the financial condition of the Corporation; and, in general, he shall perform all the duties as from time to time may be assigned to him by the Board, or by the Chief Executive Officer or Chairman of the Board. When required by the Board, the Treasurer shall give bonds for the faithful discharge of his duties in such sums and with such sureties as the Board shall approve.

          Section 5.11.  Secretary.  The Secretary shall record or cause to be
                         ---------
recorded in books provided for the purpose the minutes of the meetings of the stockholders, the Board, and all committees of which a secretary shall not have been appointed; shall see that all notices are duly given in accordance with the provisions of the Certificate of Incorporation and these By-Laws and as required by law; shall be custodian of all corporate records (other than financial records) and of the seal of the Corporation and see that the seal is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized, in accordance with, and required by, the provisions of these By-Laws; shall keep, or cause to be kept, the list of stockholders as required by Section 2.11 of Article Two of these By-Laws, which shall include the post-office addresses of the stockholders and the number of shares held by them, respectively, and shall make or cause to be made, all proper changes therein; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and, in general, shall perform all duties incident to the office of Secretary and such other duties as may from time to time be assigned to him by the Board, by any committee of the Board designated by it to so act, or by the Chief Executive Officer or Chairman of the Board. The Secretary shall be appointed by the Chief Executive Officer or by the Board of Directors.

          Section 5.12.  Other Officers.  The Corporation may have such other
                         --------------
officers, agents, and employees as the Board may designate, including without limitation, one or more Senior or Executive Vice Presidents, one or more Vice Presidents, a Chief

Operating Officer, a Senior Legal Officer, a Controller, one or more Assistant Controllers, one or more Assistant Treasurers, and one or more Assistant Secretaries, each of whom shall hold such office, for such period, have such authority, and perform such duties as the Board, any committee of the Board designated by it to so act, or the Chief Executive Officer or Chairman of the Board may from time to time determine. The Board may delegate to any principal officer the power to appoint or remove any such subordinate officers, agents or employees.

          Section 5.13.  Salaries.  The salaries of the principal officers of
                         --------
the Corporation shall be fixed from time to time by the Board or a duly designated and constituted committee thereof duly empowered and authorized so to act, and none of such officers shall be prevented from receiving a salary by reason of the fact that he is a director of the Corporation.


                                  ARTICLE 6.

                             INDEMNIFICATION, ETC.
                             --------------------

          Section 6.1.   Indemnification and Advances of Expenses.  To the
                         ------------------------------- --------
fullest extent permitted by the General Corporation Law of the State of Delaware ("GCL"), as the same now exists or may hereafter be amended, and, to the extent required by the GCL, only as authorized in the specific case upon the making of a determination that indemnification of the person is proper in the circumstances because he has met the applicable standard of conduct prescribed in Sections 145(a) and (b) of the GCL, the Corporation shall indemnify and hold harmless any person who was or is a director, officer or incorporator of the Corporation from and against any and all expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement that may be imposed upon or incurred by him in connection with, or as a result of, any threatened, pending, or completed proceeding, whether civil, criminal, administrative or investigative (whether or not by or in the right of the Corporation), in which he is or may become involved, as a party or otherwise, by reason of the fact that he is or was such a director, officer or incorporator of the Corporation or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), whether or not he continues to be such at the time such expenses and judgments, fines and amounts paid in settlement shall have been imposed or incurred. The Corporation shall be required to indemnify such a person who is or was a director, officer, or incorporator in connection with a proceeding (or part thereof) initiated by such person, however, only if the initiation of such proceeding (or part thereof) by such person was authorized by the Board. Such right of indemnification shall inure whether or not such expenses and judgments, fines and amounts paid in settlement are imposed or incurred based on matters which antedate the adoption of this Article Six. Such right of indemnification shall continue as to a person who has ceased to be a director, officer or incorporator of the Corporation, and shall inure to the benefit of the heirs and personal representatives of such a person.

          Expenses incurred by a person who is or was a director, officer, or incorporator of the Corporation in defending or investigating a threatened or pending action, suit or proceeding in which such person is or may become involved, as a party or otherwise, by reason of the fact that he is or was a director, officer, or incorporator of the Corporation or is or was serving at the request of the Corporation as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be paid by the Corporation in advance of final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation under this Article Six or otherwise.

          The rights to indemnification and advancement of expenses provided by this Article Six shall not be deemed exclusive of any other rights which are or may be provided now or in the future under any provision currently in effect or hereafter adopted of these By-Laws, by any agreement, by vote of stockholders, by resolution of directors, by provision of law or otherwise.

          Section 6.2.   Employees and Agents.  The Corporation may, to the
                         --------------------
extent authorized from time to time by the Board of Directors, provide to employees and agents of the Corporation who are not directors, officers or incorporators rights to indemnification and advancement of expenses similar to those conferred in this Article Six on directors, officers and incorporators of the Corporation.

          Section 6.3.   Repeal or Modification.  Any repeal or modification of
                         ----------------------
this Article Six shall not adversely affect any rights to indemnification and advancement of expenses of a director, officer or incorporator of the Corporation existing pursuant to this Article Six with respect to any acts or omissions occurring prior to such repeal or modification.

          Section 6.4.   Other Indemnification.  The Corporation's obligation,
                         ---------------------
if any, to indemnify any person who is or was serving at its request as a director, officer, incorporator, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust or other enterprise (including an employee benefit plan), shall be reduced by any amount such person actually receives as indemnification from such other corporation, partnership, joint venture, trust or other enterprise.


                                  ARTICLE 7.

                CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                ---------------------------------------------

          Section 7.1.   Execution of Contracts.  Unless the Board shall
                         ----------------------
otherwise determine, the Chief Executive Officer, President or Chairman of the Board, any Vice President, the Treasurer or the Secretary may enter into any contract or execute any contract or other instrument, the execution of which is not otherwise specifically provided for, in the name and on behalf of the Corporation. The Board, or any committee designated by it to so act, except as otherwise provided in these By-Laws, may authorize any other or additional officer or officers or agent or agents of the Corporation to so act, and such authority may be general or confined to specific instances. Unless duly authorized so to do by the Certificate of Incorporation or by these By-Laws or by the Board or by any such committee, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

          Section 7.2.   Loans.  No loan shall be contracted on behalf of the
                         -----
Corporation, and no evidence of indebtedness shall be issued, endorsed or accepted in its name, unless duly authorized by the Board or any committee designated by it to so act. Such authority may be general or confined to specific instances. When so authorized, the officer or officers thereunto authorized may effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes or other evidences of indebtedness of the Corporation, and, when authorized as aforesaid, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, may mortgage, pledge, hypothecate or transfer any real or personal property at any time owned or held by the Corporation, and to that end execute instruments of mortgage or pledge or otherwise transfer such property.

          Section 7.3.   Checks, Drafts, etc.  All checks, drafts, bills of
                         --------------------
exchange or other orders for the payment of money, obligations, notes, or other evidence of indebtedness, bills of lading, warehouse receipts and insurance certificates of the Corporation, shall be signed or endorsed by such officer or officers, agent or agents, attorney or attorneys, employee or employees, of the Corporation as shall from time to time be determined by resolution of the Board or any committee designated by it to so act.

          Section 7.4.   Deposits.  All funds of the Corporation not otherwise
                         --------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board or any committee designated by it to so act may from time to time designate, or as may be designated by any officer or officers or agent or agents of the Corporation to whom such power may be delegated by the Board or any committee designated by it to so act and, for the purpose of such deposit and for the purposes of collection for the account of the Corporation may be endorsed, assigned and delivered by any officer, agent or employee of the Corporation or in such other manner as may from time to time be designated or determined by resolution of the Board or any committee designated to so act.

          Section 7.5.   Proxies in Respect of Securities of Other Corporations.
                         ------------------------------------------------------
Unless otherwise provided by resolution adopted by the Board or any committee designated by it to so act, the Chairman of the Board, Chief Executive Officer or President or any Vice President may from time to time appoint an attorney or attorneys or agent or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as the holder of stock or other securities in any other corporation, association or trust, any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, association or trust, or to consent in writing, in the name of the Corporation as such holder, to any action by or respecting such other corporation, association or trust, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed in the name and on behalf of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.


                                  ARTICLE 8.

                               BOOKS AND RECORDS
                               -----------------

          Section 8.1.   Place.  The books and records of the Corporation may be
                         -----
kept at such places within or without the state of Delaware as the Board may from time to time determine.

          Section 8.2.   Addresses of Stockholders.  Each stockholder shall
                         -------------------------
furnish to the Secretary of the Corporation or to a transfer agent of the Corporation an address at which notices of meetings and all other corporate notices and communications may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices and communications may be served upon him by mail, postage prepaid, to him at his post office address last known to the Secretary or to a transfer agent of the Corporation or by transmitting a notice thereof to him at such address by facsimile transmission or other available method.

          Section 8.3.   Record Dates.  Except as otherwise provided by law or
                         ------------
these By-Laws, in order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, or more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

          Section 8.4.   Audit of Books and Accounts.  The books and accounts of
                         ---------------------------
the Corporation shall be audited at least once in each fiscal year by certified public accountants of good standing selected by the Board.


                                  ARTICLE 9.

                           SHARES AND THEIR TRANSFER
                           -------------------------

          Section 9.1.   Certificates of Stock.  Every holder of record of
                         ---------------------
shares of stock of the Corporation shall be entitled to have a certificate certifying the number of shares owned by him and designating the class of stock to which such shares belong, which shall otherwise be in such form as the Board may prescribe. Every such certificate shall be signed by the Chairman of the Board, President or a Vice President, and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation; any and all signatures may be in facsimile form. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be issued and delivered by the Corporation as though the person or persons who signed such certificate or whose facsimile signature or signatures shall have been used had not ceased to be such officer or officers of the Corporation.

          Section 9.2.   Record.  A record shall be kept of the name of the
                         ------
person, firm or corporation owning the shares of stock represented by each certificate for shares of stock of the Corporation issued, the number of shares represented by each such certificate, and the date thereof, and, in case of cancellation, the date of cancellation. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the Certificate of Incorporation or law. The stock record books and the blank stock certificate books shall be kept by the Secretary or by any other officer or agent designated by the Board.

          Section 9.3.   Transfer of Stock.  Except as otherwise provided by law
                         -----------------
or the Certificate of Incorporation, transfers of shares of the stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his attorney thereunto authorized, and on the surrender of the certificate or certificates for such shares properly endorsed or accompanied by proper instruments of transfer; provided, however, that such transfer is
                                   --------  -------
subject to the transfer restrictions contained in the Certificate of Incorporation.

          Section 9.4.   Transfer Agent and Registrar; Regulations.  The
                         -----------------------------------------
Corporation shall, if and whenever the Board shall so determine, maintain one or more transfer offices or agencies, each in charge of a transfer agent designated by the Board, where the shares of the capital stock of the Corporation shall be directly transferable, and also if and whenever the Board shall so determine, maintain one or more registry offices, each in charge of a registrar designated by the Board, where such shares of stock shall be registered. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Certificate of Incorporation or these By-Laws, concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

          Section 9.5.   Lost, Destroyed or Mutilated Certificates.  The Board
                         ---------------------------- ------------
may direct a new certificate representing shares of stock to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or give the Corporation a bond in such sum as the Board may direct to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.


                                  ARTICLE 10.

                                     SEAL
                                     ----

          The Board shall adopt and approve a corporate seal, which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the words and figures "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.


                                  ARTICLE 11.

                                  FISCAL YEAR
                                  -----------

          The fiscal year of the Corporation shall commence on the first day of January, except as otherwise provided from time to time by resolution of the Board of Directors.


                                  ARTICLE 12.

                                    NOTICE
                                    ------

          Section 12.1.  Delivery of Notices.  Except as otherwise provided in
                         -------------------
these By-Laws, whenever written notice is required by law, the Certificate of Incorporation or these By Laws, to be given to any director, member of a committee of the Board or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by facsimile transmission, telegram, telex or cable or other permissible means.

          Section 12.2.  Waivers of Notice.  Whenever any notice is required by
                         -----------------
law, the Certificate of Incorporation or these By Laws, to be given to any director, member of a committee of the Board or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.


                                  ARTICLE 13.

                                  AMENDMENTS
                                  ----------

          Section 13.1.  By-Laws.  The Board may adopt, amend or repeal the By-
                         -------
Laws by the affirmative vote of a majority of the Board provided, however, that
Section 2.3 may not be amended or repealed without the affirmative vote of 85% of the outstanding shares entitled to vote for the election of directors. No such amendment may be made unless the By-Laws, as amended, are consistent with the provisions of the General Corporation Law of the State of Delaware and of the Certificate of Incorporation.


                                  ARTICLE 14.

                                   DIVIDENDS
                                   ---------

          Dividends upon shares of the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board, only in accordance with these By-Laws and the Certificate of Incorporation, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board may modify or abolish any such reserve.